Exhibit 10.2

SUBSCRIPTION AGREEMENT

AND INVESTMENT REPRESENTATION

This Regulation S Subscription Agreement and Investment Representation (this “Agreement”) is entered into this 29th day of January, 2015 between Event Cardio Group, Inc., a Nevada corporation (the “Company), and Louis P. Solferino, an individual (the “Investor”).

Preliminary Statement

The Company’s common stock is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is traded in the over the counter market and quoted through OTCQB under the symbol “ECGI.” Prior to November 14, 2014, the Company was a “shell company” as defined under Section 405 of the Securities Act of 1933, as amended (the “Securities Act”). On November 14, 2014, the Company acquired 2340960 Ontario Inc., a Canadian company engaged in the development of medical products in a reverse acquisition, and on November 17, 2014 filed a Current Report on Form 8-K (the “Super Form 8-K”) reporting such acquisition.

The Company hereby agrees to sell to the Investor, and the Investor hereby agrees to purchase from the Company, 800,000 shares of the Company’s common stock (the “Shares”) for a total purchase price of $72,000 (the “Purchase Price”), or $0.09 per share.

NOW THEREFORE, intending to be legally bound the parties hereto agree as follows:

SECTION 1

1.1 Subscription. The Investor, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the Shares for the Purchase Price, and the Company, intending to be legally bound, hereby agrees to issue one or more certificates evidencing the Shares to the Investor against receipt of the Purchase Price.

SECTION 2

2.1 Closing. The closing (the "Closing") of the purchase and sale of the Shares, on the terms and subject to the conditions set forth in this subscription agreement, shall occur simultaneously with the acceptance by the Company of the Investor's subscription, as evidenced by the Company’s execution of this Agreement. The parties have agreed that the Closing shall take place no later than January 31, 2015. At the Closing the Investor will deliver the Purchase Price to the Company and, within five days, the Company will deliver to the Investor certificates evidencing the Shares registered in the name of the Investor.

SECTION 3

3.1 Investor Representations, Warranties and Covenants. The Investor hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

(a) Investment Purposes. The Investor is acquiring the Shares for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part in any transactions that would be in violation of the Securities Act or any state securities or "blue-sky" laws. No other person has a direct or indirect beneficial interest in, and the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to, the or any part of the Shares for which the undersigned is subscribing that would be in violation of the Securities Act or any state securities or "blue-sky" laws.

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(b) Authority. The Investor has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Investor.

(c) Investment Experience. The Investor, or the Investor’s professional advisors, has such knowledge and experience in finance, securities, taxation, investments and other business matters as to evaluate investments of the kind described in this Agreement. By reason of the business and financial experience of the Investor or his professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), the Investor can protect his own interests in connection with the transactions described in this Agreement.

(d) Exemption from Registration. The Investor acknowledges its understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act. In furtherance thereof, in addition to the other representations and warranties of the Investor made herein, the Investor further represents and warrants to and agrees with the Company and its affiliates that the Investor has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Shares, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

(e) No Reliance. Other than as set forth herein, the Investor is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Shares. The Investor has consulted, to the extent deemed appropriate by the Investor, with the Investor’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Shares and on that basis believes that his investment in the Shares is suitable and appropriate for the Investor.

(f) Exempt Transaction The Investor understands that the Shares are being offered and sold in reliance on an exemption from the registration requirements of the Securities Act under Rule 506 of Regulation D promulgated under the Securities Act and as “covered securities” (as defined in Section 18(b)(4)(E) of the Securities Act for purposes of state securities laws, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the Shares. In this regard, the Investor represents, warrants and agrees that he is an "accredited investor", as such term is defined in Rule 501(a) of Regulation D and as indicated on the signature page hereof, is experienced in investments and business matters, has made investments of a speculative nature and has purchased unregistered securities in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Investor to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Investor has the authority and is duly and legally qualified to purchase and own the Shares. The Investor is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Investor is accurate.

(g) Legends. Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 506 OF REGULATION D OF THE SECURITIES ACT AND THE REPRESENTATIONS OF THE INVESTOR SET FORTH IN THE INVESTOR’S SUBSCRIPTION AGREEMENT AND INVESTOR REPRESENTATION WITH THE COMPANY, INCLUDING THE INVESTOR’S REPRESENTATION THAT THE INVESTOR IS AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501 OF REGULATION D) AND THAT THE INVESTOR ACQUIRED THE SHARES FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO RESALE OR FURTHER DISTRIBUTION IN VIOLATION OF APPLICABLE LAW.

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THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, HYPOTHECATED, NOR WILL ANY ASSIGNEE OR ENDORSEE HEREOF BE RECOGNIZED AS AN OWNER HEREOF BY THE ISSUER FOR ANY PURPOSE, UNLESS A REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO THE SHARES EVIDENCED BY THIS CERTIFICATE SHALL THEN BE IN EFFECT OR UNLESS THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION SHALL BE ESTABLISHED TO THE REASONABLE SATISFACTION OF COUNSEL OF THE ISSUER.”

The Investor consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company, if any, in order to implement the restrictions on transfer of the Shares set forth in this Section.

(h) Information. The Investor has been furnished with or has had access to the Super Form 8-K, which includes information concerning the business, security ownership, directors and officers, and financial statements of the Company, as well as risk factors relating to an investment in the Company, and all subsequent reports filed by the Company under the Exchange Act (together with the Super Form 8-K, the “SEC Reports”) at the Commission’s EDGAR Website at sec.gov. In addition, the Investor has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Investor has requested in writing and considered all factors the Investor deems material in deciding on the advisability of investing in the Shares. Investor has carefully read, and understands the information in the SEC Reports. Neither such inquiries nor any other due diligence investigations conducted by the Investor or his advisors, if any, or its representatives shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained herein. The Investor has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in acquiring and owning the Shares. The Investor understands that his investment in the Shares involves a high degree of risk and is able to afford a complete loss of such investment. The Investor has sought such accounting, legal and tax advice as he has considered necessary to make an informed investment decision with respect to his acquisition of the Shares.

(i) Representations And Warranties With Respect To The USA Patriot Act.

(i) The Investor understands and agrees that the Company prohibits the investment of funds by any persons or entities that are acting, directly or indirectly, (i) in contravention of any U.S. or international laws and regulations, including anti-money laundering regulations or conventions, (ii) on behalf of terrorists or terrorist organizations, including those persons or entities that are included on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC"), as such list may be amended from time to time, (iii) for a senior foreign political figure, any member of a senior foreign political figure’s immediate family or any close associate of a senior foreign political figure, unless the Company, after being specifically notified by the Investor in writing that it is such a person, conducts further due diligence, and determines that such investment shall be permitted, or (iv) for a foreign shell bank (such persons or entities in (i) through (iv) are collectively referred to as "Prohibited Persons").

(ii) The Investor represents, warrants and covenants that: (i) he is not, nor is any person or entity controlling, controlled by or under common control with the Investor, a Prohibited Person, and (ii) to the extent the Investor has any beneficial owners, (a) it has carried out thorough due diligence to establish the identities of such beneficial owners, (b) based on such due diligence, the Investor reasonably believes that no such beneficial owners are Prohibited Persons, (c) it holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date of the Investor's complete withdrawal from the Company, and (d) he will make available such information and any additional information that the Company may require upon request.

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(iii) If any of the foregoing representations, warranties or covenants ceases to be true or if the Company no longer reasonably believes that it has satisfactory evidence as to their truth, notwithstanding any other agreement to the contrary, the Company may be obligated to freeze the Investor’s investment, either by prohibiting additional investments, declining or suspending any withdrawal requests and/or segregating the assets constituting the investment in accordance with applicable regulations, or the Investor’s investment may immediately be involuntarily withdrawn by the Company, and the Company may also be required to report such action and to disclose the Investor’s identity to OFAC or other authority. In the event that the Company is required to take any of the foregoing actions, the Investor understands and agrees that it shall have no claim against the Company, or  its affiliates, directors, members, partners, shareholders, officers, employees and agents for any form of damages as a result of any of the aforementioned actions.

(j) No Governmental Review. The Investor is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Shares, or (iii) guaranteed or insured any investment in the Share or any investment made by the Company.

(k) Jurisdiction. The Investor resides at the address set forth on the signature page hereto.

SECTION 3

3.1 Company’s Representations and Warranties. The Company represents and warrants to the undersigned as follows:

(a) Organization of the Company. The Company is a corporation duly organized and validly existing and in good standing under the laws of Nevada.

(b) Authority; Valid Issuance. (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement; (b) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. When issued against payment of the Purchase Price, the Shares, shall be duly and validly issued, fully paid, and non-assessable. Neither the sale of the Shares pursuant to, nor the Company's performance of its obligations under, this Agreement shall (i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Shares or any of the assets of the Company. The Shares shall not subject the undersigned to personal liability by reason of the ownership thereof.

(c) No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the Shares, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Shares under the Securities Act.

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(d) SEC Information. The SEC Reports have been made available to the Investor via the Commission’s EDGAR system. As of the date of its filing with the Commission (except as to the financial statements which are as of the date thereof), the information in the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder applicable thereto, and each of the SEC Reports, at the time they were filed with the Commission, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Reports (except (i) as may be otherwise indicated in such financial statements or the notes thereto, (“Company Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. The Company Financial Statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the Company Financial Statements, the Company has no liabilities, contingent or otherwise, other than: (i) liabilities incurred in the ordinary course of business subsequent to November 30, 2014, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

(f) Use of Proceeds. The Company will use the proceeds from the sale of the Shares as working capital.

SECTION 4

4.1 Indemnity. The Investor agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Investor to comply with any covenant or agreement made by the Investor herein or in any other document furnished by the Investor to any of the foregoing in connection with this transaction.

4.2 Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

4.3 Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, prepaid, with a recognized international courier service, (b) delivered personally, (c) upon the expiration of twenty four (24) hours after transmission, if sent by facsimile if a confirmation of transmission is produced by the sending machine (and a copy of each facsimile promptly shall be sent as provided in clause (a), in each case to the parties at their respective addresses set forth below their signatures to this Agreement (or at such other address for a party as shall be specified by like notice; provided that the notices of a change of address shall be effective only upon receipt thereof).

4.4 Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

4.5 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.

4.6 Entire Agreement. This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

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4.7 Assignability. This Agreement is not transferable or assignable by the undersigned.

4.8 Applicable Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles. If there is any litigation relating to this Agreement or the transaction contemplated hereby, the parties hereto irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 4.3. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process. EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY BREACH OR ALLEGED BREACH HEREOF.

[signature page is on following page]

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Accredited Investor Status: I hereby certify that I am an accredited investor (as defined in Rule 501 of Regulation D) by virtue of one or more of the following (please check applicable boxes):

I have a net worth, or joint net worth together with my spouse, at the time of this subscription in excess of $1,000,000* [ ]

I had an individual income in excess of $200,000 in each of the two most recent years or joint income with Subscriber’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year [ ]

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*(PLEASE NOTE: In calculating net worth, you include all of your assets (other than your primary residence), whether liquid or illiquid, such as cash, stock, securities, personal property and real estate based on the fair market value of such property MINUS all debts and liabilities (other than a mortgage or other debt secured by your primary residence unless such borrowing occurred in the 60 days preceding the date of purchase of the Interests and was not in connection with the acquisition of the primary residence).  In the event any incremental mortgage or other indebtedness secured by your primary residence occurs in the 60 days preceding the date of the purchase of the Interests, the additional mortgage or other indebtedness secured by your primary residence must be treated as a liability and deducted from your net worth even though the value of your primary residence will not be included as an asset. Further, the amount of any mortgage or other indebtedness secured by your primary residence that exceeds the fair market value of the residence should also be deducted from your net worth.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

/s/ Louis Solferino
Louis Solferino

Address:	7 Cobble Lane
Levittown, NY 11756
Telephone:
E-mail:

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ACCEPTANCE OF SUBSCRIPTION

ACCEPTED BY:

Event Cardio Group Inc.

By:/s/ John Bentivoglio

John Bentivoglio

Chief Executive Officer

Address: 2798 Thamesgate Drive, Mississauga, Ontario, Canada L4T 4E8

Date: February 2, 2015

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